UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 23, 2005
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-10962               95-3797580

 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


           2180 Rutherford Road, Carlsbad, CA             92008-7328

        (Address of principal executive offices)          (Zip Code)


                                 (760) 931-1771
               Registrant's telephone number, including area code




         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.*

     On November 23, 2005, Callaway Golf Company issued a press release captioned "Callaway Golf Company Declares Dividend and Announces Plans to Repurchase up to $50 Million of Common Stock," announcing that the Board of Directors authorized a new $50 million stock repurchase program. The press release also announced that the Board of Directors declared a dividend of $.07 per share, payable December 21, 2005, to shareholders of record as of December 6, 2005.

     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 9.01      Financial Statements and Exhibits.*

 (d)     Exhibits:
         --------

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.         Description
         -----------         -----------
            99.1             Press release, dated November 23, 2005, captioned,
                             "Callaway Golf Company Declares Dividend and
                             Announces Plans to Repurchase up to $50 Million of
                             Common Stock."


     *The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALLAWAY GOLF COMPANY


Date: November 23, 2005                By:   /s/ Bradley J. Holiday
                                             -----------------------------------
                                       Name:     Bradley J. Holiday
                                       Title:    Senior Executive Vice President
                                                 and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Number               Description
--------------               -----------

     99.1 Press release, dated November 23, 2005, captioned "Callaway Golf Company Declares Dividend and Announces Plans to Repurchase up to $50 Million of Common Stock."